Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Large Value Fund

Investor Class HLVFX | Institutional Class HLVIX

January 31, 2017

Supplement to the Statutory Prospectus dated February 29, 2016

In connection with a change in portfolio managers, effective as of January 31, 2017, the “Portfolio Managers” section for the Hennessy Large Value Fund on page 19 is replaced in its entirety as follows:

Portfolio Manager

Stuart A. Lippe is primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Lippe has served as the Lead Portfolio Manager of the Fund since 2011 and as a Senior Portfolio Manager to the Fund from 2007 to 2011.

In connection with a change in portfolio managers, effective as of January 31, 2017, the section under the heading “Hennessy Large Value Fund – RBC Global Asset Management (U.S.) Inc.” on pages 56-57 is replaced in its entirety as follows:

Stuart A. Lippe has served as the Lead Portfolio Manager of the Fund since 2011 and served as a Senior Portfolio Manager of the Fund from 2007 to 2011. Prior to joining RBC GAM (U.S.) in 2007, he served as a Senior Large Cap Value Portfolio Manager at Freedom Capital Management, which he joined in 2001. He began his career in the investment advisory business in 1978.

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Please Read Carefully and Keep for Future Reference